Exhibit 10.23

Certain confidential information contained in this exhibit, marked by brackets, has been redacted in accordance with Regulation S-K Item 601(b) because the information (i) is not material and (ii) would be competitively harmful if disclosed.

Term Sheet for 1/1 Unit

LanzaTech, Inc., a corporation duly organized and existing under the laws of the State of Delaware and having its principal office at 8045 Lamon Ave, Suite 400, Skokie, IL 60077, USA (“LanzaTech”) and Sekisui Chemical Co., Ltd., a corporation duly organized and existing under the laws of Japan and having its principal office at 2-4-4, Nishitemma, Kita-ku, Osaka, Japan (“Sekisui”) (collectively, “Parties”) are willing to summarize certain essential terms, for a full scale commercial unit designed for the production of ethanol from syngas generated from municipal solid waste, industrial solid waste and other waste materials as agreed by the Parties (“1/1 Unit”), concerning (i) the provision of engineering service by LanzaTech to Sekisui or other entity operating the 1/1 Unit (“Unit Operating Entity”), and (ii) the granting of a license by LanzaTech to Sekisui for the Licensed Subject Matter (defined below).

The Parties hereby agree to use their best efforts to incorporate the terms in this term sheet (“Term Sheet”) in definitive agreements (License Agreement, Supply Agreement and Engineering Agreement) for the future 1/1 Units.

This Term Sheet will govern, as basic principle, not only Sekisui’s first 1/1 Unit in Japan, but also later 1/1 Units in Japan under the “Memorandum of Understanding” between the Parties effective as of June 20, 2018 (“MOU”), provided that the terms herein may be changed accordingly on a case-by-case basis through good faith discussions between the Parties.

In the case of any other potential commercial unit anywhere in the world outside of Japan notified under Article 2 and/or Article 3 of the MOU, the notifying Party shall continue to lead project development efforts with respect to such project and the relevant client, and engage in good faith discussions to determine whether the Parties may work together for their mutual benefit and for the benefit of the new client, in accordance with the MOU. Provided that the first 1/1 Unit has been commissioned, or is progressing toward commissioning as envisaged by this Term Sheet, the Parties agree to use their reasonable efforts to respect the terms herein with respect to such project anywhere in the world outside of Japan, provided that the terms herein may be changed accordingly on a case-by-case basis through good faith discussions between the Parties based on all the circumstances of the project including degree of involvement in the project of each Party, and the Parties acknowledge that certain terms herein including, but not limited to, terms relating to Sekisui’s equipment selection and licensing fee will not apply to such project.

The intended, non-binding, timeline for the first 1/1 Unit in Japan is: kick-off basic engineering between [***] and [***]; commissioning between [***] and [***].

Performance Targets and Performance Guarantees of the Fermentation Block under Engineering Agreement

1.Performance and restart target

(1)

Subject to Sekisui’s compliance with gas specification for [***] (“Microbes”) agreed by the Parties, equipment deployed at a fermentation block in the 1/1 Unit being agreed by the Parties, LanzaTech shall make its reasonable commercial efforts to reach the following with respect to the fermentation block (“1/1 Unit Performance Target”):

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[***]
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[***]
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[***]
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[***]

(2)

In addition, subject to the 1/1 Unit being provided with on-spec feedgas, equipment deployed at the fermentation block in the 1/1 Unit being agreed by the Parties, all sections of the 1/1 Unit other than the fermentation block performing as specified, and all operations of the 1/1 Unit being carried out as specified or agreed with LanzaTech continuously for the duration of the restart test, LanzaTech shall make its reasonable commercial efforts to reach the following (“1/1 Unit Restart Target”):

●
[***]
●
[***]

In addition to the above, [***] for 1/1 Unit will be set by the Parties on the following basis:

(3)

The elements of LanzaTech’s licensed process that LanzaTech will guarantee will be determined (in part) by what mutually acceptable guarantees are required for the first Ministry Certification (as defined below). The sections in the 1/1 Unit Performance Targets and the 1/1 Unit Restart Target shall not have any influence or precedent value in determining the performance guarantee and restart guarantee for 1/1 Unit; and

(4)

Each value guaranteed will be determined in part by reference to the performance of the 1/10 Unit and shall include mutually acceptable market norm tolerances (if any) to the relevant design values.

Engineering Design

1.Engineering Fee

(1)

[***] for the first 1/1 Unit, valid for kick-off prior to [***].

(2)

If Sekisui kicks-off additional 1/1 Units during the term of the MOU, the engineering fee shall be [***], index-adjusted from 2018 by reference to Bureau of Labor Statics’ Employment Cost Index NAICS (CIU2015400000000A) (“BLS(ECD”), unless agreed otherwise. If the required design is similar or equivalent to an existing 1/1 Unit, the Parties shall discuss in good faith about engineering fee to be paid.

2.Improvement of the design of 1/1 Unit

LanzaTech’s improvements to the design of the fermentation block will be offered to Sekisui for the relevant Unit Operating Entity in accordance with the terms of LanzaTech’s license for the 1/1 Unit and terms governing the provision of the improvement agreed at the time. LanzaTech’s license [***].

Sale of the Microbes and trace media

1.Requirement Contract

LanzaTech shall provide, sell or distribute quantities of the Microbes and/or trace media for the operation of 1/1 Unit required by Sekisui from time to time [***].

2.MOU

For any 1/1 Unit in Japan that falls under the MOU, LanzaTech shall not provide, sell or distribute the media or Microbes to the relevant counterparty including the relevant Unit Operating Entity without Sekisui’s consent, in accordance with the terms of the MOU.

3.Fee

(1)

Microbes

Current generation Microbes for a fixed fee of [***] per year for [***]; provided that such fixed fee will be index-adjusted from 2018 by reference to the Bureau of Labor Statics’ Producer Price Index (WPU03THRU15) (“BLS(PPI)”), and the fixed fee for future 1/1 Unit may be altered by mutual agreement by the Parties based on [***].

(2)

Trace media

Trace media for current generation Microbes for a fixed fee of [***] per year for [***]; provided that such fixed fee will be index-adjusted from 2018 by reference to the BLS(PPI), and the fixed fee for future 1/1 Unit may be altered by mutual agreement by the Parties based on [***].

4.Warranty

(1)

Microbes

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LanzaTech warrants that the Microbes supplied by LanzaTech shall conform to the specifications separately agreed by the Parties (“Microbe Specifications”) at the delivery place.
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The above Microbe Specifications shall include at least the warranty of quality of Microbes including, but not limited to, [***] and the Microbes’ [***].

(2)

Trace Media

LanzaTech warrants that the trace media supplied by LanzaTech shall conform to the Specifications separately agreed by the Parties (“Media Specifications”) at the delivery place.

5.Pre-shipment inspection

Before shipping the Microbes and trace media, LanzaTech shall inspect if those conform to the Microbe Specifications and Media Specifications, or not.

6.Acceptance inspection

(1)

LanzaTech shall provide Sekisui necessary information for its acceptance inspection.

(2)

Sekisui may inspect the Microbes and trace media to determine whether those conform to the above warranty, using a process to be agreed.

(3)

Sekisui will notify LanzaTech in writing of discovery of any breach of warranty in the Microbes or trace media.

(4)

As damages for breach of warranty at the acceptance inspection, LanzaTech shall replace any nonconforming Microbes and trace media as soon as possible after receipt of any notice of nonconformity or defect.

7.Improvements

(1)

LanzaTech will offer improved Microbes and improved trace media for the same fixed fee until the cut-off date, after which the price for any improved Microbes or improved trace media will revert to their standard price. Sekisui may, at its own discretion, choose whether it purchase the improved Microbes and improved trace media, or the current Microbes and current trace media.

(2)

The Parties shall have a meeting for exchanging information with respect to the progress of improvements of the Microbes and trace media every [***].

8.Stock

LanzaTech shall carry stock of the same microbes as the Microbes sold to Sekisui for at least 1 year from the last delivery to Sekisui.

Granting a License for the Licensed Subject Matter

1.Licensed Subject Matter

All LanzaTech’s information, technology, know-how and intellectual property rights (including improvements up to the cut-off date), which are:

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Necessary to design, procure, operate and maintain the fermentation block;
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Necessary to perform the fermentation process at the fermentation block;
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Necessary to use in carrying out the fermentation process, the Microbes and associated media therefor; and
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Necessary to use, sell or otherwise transfer ethanol and by-Products produced at the 1/1 Unit.

2.Territory

The location of the relevant 1/1 Unit

3.MOU

Non-exclusive, provided that for any 1/1 Unit in Japan that falls under the MOU, LanzaTech shall not grant a license for the Licensed Subject Matter to the relevant counterparty including the relevant Unit Operating Entity without Sekisui’s consent, in accordance with the terms of the MOU.

4.Sub-license

Sekisui may sublicense the license to the Unit Operating Entity.

License Fees

The Unit Operating Entity shall be charged a license fee consisting of a percentage of gross sales of all [***] (“Gross Sales”), [***]. The Parties agree that the detailed treatment of products sold by Sekisui or the Unit Operating Entity back to a waste or feedgas supplier for the purposes of calculating Gross Sales will be agreed in at the time. The actual technology of l an7aTech, Sekisui and other licensors that is licensed to the Unit Operating Entity for the 1/1 Unit shall be agreed by the Parties based on their agreement of the optimal design for the 1/1 Unit, prior to it being proposed to the Unit Operating Entity. Furthermore, the Parties agree to mutually review, provide feedback on and agree on proposed equipment inside the fermentation block, to be used in each 1/1 Unit. The Parties agree to mutually review, provide feedback on and use all reasonable commercial endeavors to agree on proposed equipment outside the fermentation block, to be used in each 1/1 Unit; provided that if no agreement on proposed equipment is reached, Sekisui may ultimately decide such equipment however LanzaTech shall not be required to provide any guarantee for the resulting 1/1 Unit, unless Sekisui can clearly demonstrate that the equipment selection does not affect the performance, including the restart performance of the 1/1 Unit.

The licensing fee shall be divided between LanzaTech and Sekisui as follows:

[SEKISUI Position

(1)

For 1/1 Unit operated by the Unit Operating Entity which Sekisui owns at least [***] of all shares, between [***] to LanzaTech and [***] to Sekisui, and [***] to LanzaTech and [***] to Sekisui; and

(2)

For all other 1/1 Unit, to be discussed on a case by case basis.

[LT Position:

(1)

For 1/1 Units in Japan in respect of which Sekisui invests at least [***] of the capital required to construct the 1/1 Unit, [***] to LanzaTech and [***] to Sekisui; and

(2)

For all other 1/1 Units in Japan [***] to LanzaTech and [***] to Sekisui.]

PROVIDED THAT

(3)

Notwithstanding the foregoing, for 1/1 Unit operated by the Unit Operating Entity which Sekisui owns at least [***] of all shares, the above split of royalties may be changed accordingly on a case-by-case basis through good faith discussions between the Parties. In the absence of any agreement to change, the above split of royalties will apply.

(4)

Sekisui acknowledges that LanzaTech expects its share of the licensing fee shall not be less than [***] of Gross Sales and agrees that a 1/1 Unit that would deliver less will require LanzaTech’s approval to proceed; and

(5)Sekisui shall not agree a license fee with a Plant Operating Entity that is related to Sekisui, without first agreeing the license fee payable by the Plant Operating Entity and payable to LanzaTech with LanzaTech, which agreement shall not be unreasonably withheld.

Warranty of the Licensed Subject Matter

As of the execution date of the license agreement, LanzaTech represents and warrants that the Licensed Subject Matter and/or the use of the Licensed Subject Matter does not in any way infringe, violate or misappropriate any third party’s intellectual property rights, and no third party can or may prevent Sekisui from operating the 1/1 Unit.

Treatment of Developed IP

[***] between the Parties will apply to license agreement for 1/1 Unit between the Parties; including that if according to applicable laws any developed technology is non—assignable for any reason whatsoever (including through the application of Japan’s antimonopoly act) the Parties will discuss the grounds for non-assignability with the aim of perfecting the assignment, and agree on an alternative solution to perfecting the assignability. In the absence of agreeing any such alternative solution, subject to and to the extent permissible under applicable law, Sekisui grants LanzaTech a perpetual, irrevocable, fully paid, exclusive license of such non-assignable rights to LanzaTech, with the right to sublicense. Nothing in this section will require either party to breach any applicable law with respect to the transfer of Developed IP to LanzaTech. [***] will only apply if it is agreed that Broth Separation developed by Sekisui will be applied to the relevant 1/1 Unit.
No Assignment

Any right and duty under the license agreement and engineering agreement shall not be assigned or transferred by either Party to any third party including the successors of such Party, without the prior consent in writing of the other Party, any such assignment and transfer without such consent shall be null and void.

Term

1.

Engineering Agreement

It shall come into force as of the date of entry by the relevant parties prior to commencement of basic engineering and the basic engineering provisions shall continue until discharge of the guarantee provisions.

2.

Licensed Agreement

It shall come into force as of the date of entry prior to commencement of basic engineering and shall continue in effect as long as the 1/1 Unit is operating, and the supply of media and microbes shall continue in effect as long as the 1/1 Unit is operating.

Termination

LanzaTech shall be entitled to terminate the license agreement in the case of material breach that if curable is not cured within cure period, licensee becomes insolvent, change of control or assignment without LanzaTech’s consent.

Countermeasures Against the Anticipated Business Continuity Risks under License Agreement*	Schedule 4 of a Supply and Purchase Agreement effective as of [***] between the Parties will apply to a supply and purchase agreement for 1/1 Unit between the Parties.

*Subject to mutual agreement, the countermeasures may apply mutatis mutandis to the future case Sekisui grants to LanzaTech license to use all Sekisui’s information, technology, know-how and intellectual property rights, which are necessary to perform upstream processes and downstream processes in the Units.

LanzaTech, Inc.		Sekisui Chemical Co., Ltd.

Name:	Jennifer Holmgren	Name:	Futoshi Kamiwaki
Title:	CEO	Title:	Managing Executive Officer
Head of New Business Development Department

Signature:	/s/ Jennifer Holmgren	Signature:	/s/ Futoshi Kamiwaki
Date:	February 13, 2020	Date:	February 21, 2020